SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the registrant [ X ]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[  ]    Preliminary proxy statement.

[  ]    Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[X]    Definitive proxy statement.

[  ]    Definitive additional materials.

[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

UNICO AMERICAN CORPORATION

____________________________________________________________

(Name of Registrant as Specified in Its Charter)

____________________________________________________________

Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]    No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

__________________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

__________________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

__________________________________________________________________________________________

(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

__________________________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

__________________________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

__________________________________________________________________________________________

(3) Filing Party:

__________________________________________________________________________________________

(4) Date Filed:

__________________________________________________________________________________________

UNICO AMERICAN CORPORATION

23251 Mulholland Drive

Woodland Hills, California 91364-2732

_____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, May 26, 2011

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Unico American Corporation (the "Company") to be held at the Hilton Garden Inn, 24150 Park Sorrento, Calabasas, California 91302, at 2:00 p.m. local time, to consider and act upon the following matters:

1. The election of eight (8) directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified; and

2. The Adoption of the 2011 Incentive Stock Option Plan; and

3. The transaction of such other business as may properly be brought before the meeting.

The Board of Directors has fixed the close of business on April 8, 2011, as the record date for the determination of shareholders who will be entitled to notice of and to vote at the meeting. The voting rights of the shareholders are described in the Proxy Statement.

IT IS IMPORTANT THAT ALL SHAREHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT PLAN TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO VOTE, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID AND ADDRESSED RETURN ENVELOPE. PROXIES ARE REVOCABLE AT ANY TIME, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

By Order of the Board of Directors,

                                                                 Cary L. Cheldin

Chairman of the Board, President, and

Chief Executive Officer

                                                                        Woodland Hills, California

                                                                        April 28, 2011

UNICO AMERICAN CORPORATION

23251 Mulholland Drive

Woodland Hills, California 91364-2732

_____________________

PROXY STATEMENT

______________________

ANNUAL MEETING OF SHAREHOLDERS

May 26, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unico American Corporation, a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Hilton Garden Inn, 24150 Park Sorrento, Calabasas, California 91302, on May 26, 2011, at 2:00 p.m. local time. Accompanying this Proxy Statement is a proxy card, which you may use to indicate your vote as to each of the proposals described in this Proxy Statement. If you are planning to attend our Annual Meeting and require directions to the meeting, please call 818-591-9800, Extension 565.

All shares represented by proxies that are properly completed, signed, and returned to the Company prior to the Annual Meeting and which have not been revoked, will be voted in accordance with instructions contained in the proxies. At the Annual Meeting, the scheduled matters to be acted upon by the shareholders are the election of eight (8) directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified and the approval of the adoption of the 2011 Stock Option Plan. The Board of Directors recommends a vote FOR the nominees for director listed in the proxy and FOR approval of the adoption of the 2011 Stock Option Plan. In the absence of voting instructions to the contrary, shares represented by properly executed proxies will be voted in accordance with the foregoing recommendations. The Company does not know of any other matter that will be presented for action at the Annual Meeting, but if any other matter is properly presented, the persons that are named in the accompanying proxy will vote thereon in accordance with their best judgment. A shareholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company at its principal executive offices a written notice of revocation or a duly executed proxy bearing a later date or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

The close of business on April 8, 2011, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the record date, the Company had outstanding 5,334,283 shares of common stock, the only outstanding voting security of the Company. For each share held on the record date, a shareholder is entitled to one vote on all matters to be considered at the Annual Meeting. The Company's Articles of Incorporation do not provide for cumulative voting. Directors are elected by a plurality of the votes cast and abstentions and broker non-votes are counted for the purposes of determining the existence of a quorum at the meeting but not for purposes of determining the results of the vote.

The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of preparing, assembling and mailing the proxy material. In addition to solicitation by mail, officers and other employees of the Company may solicit proxies by telephone, facsimile, or personal contact without additional compensation.

The Company's principal executive offices are located at 23251 Mulholland Drive, Woodland Hills, California 91364-2732. The approximate mailing date of this Proxy Statement and the Company's proxy card is April 28, 2011.

ELECTION OF DIRECTORS

The Company's Bylaws provide for a range of three to eleven directors and allow the Board of Directors to set the exact number of authorized directors within that range. The current number of authorized directors is eight (8). Directors are elected at each Annual Meeting of Shareholders to serve thereafter until their successors have been duly elected and qualified. Each nominee is currently a director having served in that capacity since the date indicated in the following table. All nominees have advised the Company that they are able and willing to serve as directors. If any nominee refuses or is unable to serve (an event which is not anticipated), the persons named in the accompanying proxy card will vote for another person nominated by the Board of Directors. Unless otherwise directed in the accompanying proxy card, the persons named therein will vote FOR the election of the eight nominees listed in the following table.

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The following table sets forth all of the Company’s executive officers and indicates the position with the Company, tenure as director and age as of April 8, 2011 for each person nominated for election as a director:

Name	Age	Present Position with Company	First Elected Director

Cary L. Cheldin	54	Chairman of the Board, President and Chief Executive Officer	1983
Lester A. Aaron	65	Treasurer, Chief Financial Officer and Director.	1985
Terry L. Kinigstein	65	Vice President, Secretary, General Counsel and Director	2008
Erwin Cheldin	79	Director	1969
George C. Gilpatrick	66	Director	1985
David A. Lewis, CPCU	89	Director	1989
Warren D. Orloff	76	Director	2001
Donald B. Urfrig	69	Director	2001

Each member of the Board of Directors has extensive management and leadership experience gained through executive and professional service in insurance and other industries. In these roles, the directors have developed attributes and skills in management of capital, risk and operations. In addition, all of the directors have long standing relationships with the Company, with 5 of the 8 directors serving on the Board of Directors or in executive positions with the Company for at least 20 years and their average Board tenure is 29 years. This experience with the Company provides the members of the Board of Directors a thorough understanding of the Company’s policies and processes, rules and regulations, risks and mitigating solutions and controls environment.

Set forth below are the names of the nominees for election to the Board of Directors, along with their present and prior positions, principal occupations and the specific individual qualifications and skills of such directors that contribute to the overall effectiveness of the Board of Directors and its committees.

Cary L. Cheldin, Chairman of the Board of Directors, has served as Chairman, President and Chief Executive Officer since April 1, 2009. From 1991 to 2009 he was Executive Vice President of the Company and prior thereto he served as Vice President from 1986 to 1991 and as Secretary from 1987 to 1991. Mr. Cary Cheldin has been a director of the Company since 1983 and has held management positions in the Company since 1986. The Company believes that Mr. Cary Cheldin’s knowledge of and expertise in the insurance industry and his historical experience and understanding of the Company’s underwriting, claims management and rate-making processes qualify him for service on the Board of Directors.

Lester A. Aaron has served as the Company’s Treasurer, Chief Financial Officer and as a Director since 1985 and Secretary from 1991 to 1992. Mr. Aaron has extensive knowledge and expertise in the property and casualty insurance industry, financial reporting, taxation and investments and is an inactive certified public accountant. The Company believes that Mr. Aaron’s background and his 33 years experience with the Company qualify him for service on the Board of Directors.

Terry L. Kinigstein has served as the Company’s General Counsel since 2002. Since 2008 he has served as Vice President, Secretary and Director. Mr. Kinigstein has been an active attorney since 1972. During the 25 years prior to joining Unico American Corporation as General Counsel, Mr. Kinigstein was a partner in several law firms, including the law firm of Cooper, Epstein and Hurewitz for approximately 10 years. The Company believes that Mr. Kinigstein’s extensive legal experience, as well as experience as a law firm partner, qualifies him for service on the Board of Directors.

Erwin Cheldin is the Company’s former President, Chief Executive Officer and Chairman of the Board. Mr. Cheldin retired from the Company effective April 1, 2009. Mr. Erwin Cheldin has been an officer and director of the Company since 1969. Mr. Erwin Cheldin has over 50 years of experience in all phases of the property and casualty insurance industry. The Company believes that Mr. Erwin Cheldin’s historical knowledge of the Company and its operations and long standing service to the Company qualify him for service on the Board of Directors.

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George C. Gilpatrick is the Company’s former Vice President of Management Information Systems. Mr. Gilpatrick served the Company as Vice President from 1981 until his retirement in April 2008 and as a director since 1985. The Company believes that Mr. Gilpatrick’s knowledge and expertise in the data processing field and his past experience directing the Company’s information systems as well as his experience as a director of the Company, qualify him for service on the Board of Directors.

David A. Lewis, is a retired insurance executive with over 40 years’ insurance experience. The last 28 years were with the Transamerica Group of insurance companies. He has been a director since 1989. The Company believes that Mr. Lewis’s long standing experience in executive management in the insurance industry and his 21 years as a director of the Company qualify him for service on the Board of Directors.

Warren D. Orloff is a retired actuary with over 40 years’ experience specializing in retirement plans. From 1990 until retiring in 1997, he was an independent actuarial consultant for pension administration firms. He is a Fellow of Society of Actuaries, Fellow of Conference of Consulting Actuaries, and member of Academy of Actuaries. The Company believes that Mr. Orloff’s experience as an actuary, business owner and independent consultant qualify him for service on the Board of Directors.

Donald B. Urfrig has been a consulting engineer in the areas of project management and integrated product development since 1996. In addition, he is also a private investor and owner of commercial and agricultural businesses for the past 36 years. From 1963 to 1996 he worked in the aerospace industry in both technical and management positions. The Company believes that the diversified work experience of Mr. Urfrig as business owner, investor and executive manager qualify him for service on the Board of Directors.

Except for Cary L. Cheldin, who is the son of Erwin Cheldin, none of the executive officers or directors of the Company are related to any other officer or director of the Company. The executive officers of the Company are elected by the Board of Directors. Each of Messrs. Cary L. Cheldin, Lester A. Aaron and Terry L. Kinigstein serves in his present office pursuant to an employment agreement with the Company. The employment agreement of Cary L. Cheldin was amended March 24, 2010, to extend the end of the term of the agreement from December 31, 2013 to December 31, 2014. The employment agreement of Mr. Aaron was amended March 24, 2010, to extend the end of the term of the Agreement from December 31, 2011 to December 31, 2012. The employment agreement of Mr. Kinigstein was amended March 24, 2010, to extend the end of the term of the Agreement from December 31, 2011 to December 31, 2012.

Messrs. Erwin Cheldin, Cary L. Cheldin, Lester A. Aaron, and George C. Gilpatrick who hold approximately 52.73% of the voting power of the Company have agreed to vote the shares of common stock held by each of them so as to elect each of them to the Board of Directors and to vote on all other matters as they may agree. As a result of this agreement, the Company is a “Controlled Company” as defined in the NASDAQ Stock Market (“NASDAQ”) Listing Rules. A Controlled Company is exempt from the requirements of the NASDAQ Listing Rules requiring that (i) the Company have a majority of independent directors on the Board of Directors, (ii) the Compensation Committee be composed solely of independent directors, (iii) the compensation of the executive officers be determined by a majority of the independent directors or a compensation committee comprised solely of independent directors and (iv) director nominees be elected or recommended either by a majority of the independent directors or a nominating committee comprised solely of independent directors. The Board of Directors has determined that Messrs. Lewis, Orloff, and Urfrig are independent directors as defined by the NASDAQ Listing Rules.

During the year ended December 31, 2010, the Company's Board of Directors held one meeting. The independent directors met without any management directors or employees present four times during the year ended December 31, 2010. Non-employee directors receive $2,000 each quarter plus $1,000 for each board meeting they attend. All directors attended at least 75% of the combined total meetings of the Board of Directors and the committees on which they served.

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Director Compensation

The compensation of the Company’s non-employee directors paid by the Company for the last completed fiscal year is as follows:

Name	Fees Earned or Paid in Cash $	Total $

David A. Lewis, CPCU	9,000	9,000
Warren D. Orloff	9,000	9,000
Donald B. Urfrig	9,000	9,000
George C. Gilpatrick	9,000	9,000
Erwin Cheldin	9,000	9,000

Board Leadership Structure

The Company’s eight-member Board is led by Chairman Cary L. Cheldin. Mr. Cary Cheldin is also the Company’s President and Chief Executive officer. The Company’s Chief Financial Officer, Lester A. Aaron and its Vice President & General Counsel and Secretary, Terry L. Kinigstein are also members of the Board. The remaining five members include the retired Chairman, President and Chief Executive Officer, Erwin Cheldin, the retired Vice President of Management Information Systems, George Gilpatrick, and three independent directors. The Board does not have a lead independent director.

Mr. Cary Cheldin is the son of a founder of the Company and has been an executive officer of the Company since 1986 and a board member since 1983. He was first elected Chairman of the Board, President and Chief Executive Officer effective April 1, 2009.

 The Board of Directors has determined that combining the Chairman and Chief Executive Officer positions is the appropriate leadership structure for the Company at this time and provides effective oversight of management and strong leadership of the independent directors. The Board believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision making and alignment on corporate strategy. The Board believes this leadership structure is particularly appropriate for the Company at this time given Mr. Cheldin’s continuity of service with the Company since 1983. As the individual with primary responsibility for managing the Company's day-to-day operations, Mr. Cheldin is best positioned to chair regular Board meetings and ensure that key business issues and risks are brought to the attention of the Board and the applicable committees.

The Board of Directors is primarily responsible for assessing risks associated with the Company's business. However, the Board delegates certain of such responsibilities to other groups. The Audit Committee is comprised of three independent board members and it oversees the financial reporting processes of the Company and the audits of the Company’s financial statements. The Audit Committee also reviews with management the Company's policies and procedures with respect to risk assessment and risk management, including reviewing certain risks associated with our financial and accounting systems, accounting policies, investment strategies, regulatory compliance, insurance programs and other matters.

The Board of Directors believes that the current structure provides appropriate leadership and oversight for the shareholders.

Committees of the Board of Directors

The Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members presently consist of David A. Lewis, Warren D. Orloff, and Donald B. Urfrig. The Audit Committee of the Board of Directors oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements and has a written charter, a copy of which was attached to the Proxy Statement for the Annual Meeting of Shareholders held on May 27, 2010. The Audit Committee met four times during the year ended December 31, 2010, and held one meeting subsequent to the year ended December 31, 2010, to discuss accounting and financial statement matters related to the year ended December 31, 2010. Messrs. Lewis, Orloff and Urfrig are independent and in compliance with the independent standards applicable to audit committee members contained in the NASDAQ Listing Rules. The Board of Directors has determined that the Company does not have an “Audit Committee Financial Expert” as defined by the SEC serving on the Audit Committee. The Board of Directors believes that the members of the Audit Committee are able to read and understand financial statements of the Company, are familiar with the Company and its business, and are capable of fulfilling the duties and responsibilities of an Audit Committee without the necessity of having an “Audit Committee Financial Expert” as a member.

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The Board of Directors has also established a Compensation Committee presently consisting of Messrs. Cary Cheldin, Aaron, and Orloff. Messrs. Cary Cheldin and Aaron are executive officers of the Company. This Committee considers and recommends to the Board of Directors compensation for executive officers. The Compensation Committee held one meeting during the year ended December 31, 2010. The Compensation Committee does not have a charter.

The Company does not have a Nominating Committee of the Board of Directors. The Board of Directors consists of eight members. Since four directors, of which two are presently executive officers, control approximately 52.73% of the voting power of the outstanding common stock of the Company, the Board of Directors believes that it is appropriate not to have a Nominating Committee. If there were a new nominee for Director to be considered, it is expected that all of the directors would participate in the process. The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. The Board of Directors, however, would consider qualified nominees recommended by shareholders. Shareholders who wish to recommend a qualified nominee should submit complete information as to the identity and qualifications of the person recommended to the Secretary of the Company at 23251 Mulholland Drive, Woodland Hills, California 91364-2732. The Board of Directors generally requires that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience, and have a general appreciation of the major business issues facing the Company. The Board of Directors does not have a formal process for identifying and evaluating nominees for director. The Board of Directors does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board of Directors. The Board of Directors views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. Absent special circumstances, the Board of Directors will continue to nominate qualified incumbent directors whom the Board of Directors believes will continue to make important contributions to the Board of Directors.

Communications with the Board of Directors

The Company provides a process for shareholders to send communications to the Board of Directors or any of the directors. Shareholders may send written communications to the Board of Directors or any director, c/o Secretary, Unico American Corporation, 23251 Mulholland Drive, Woodland Hills, California 91364. All communications will be compiled by the Secretary of the Company and will be submitted to the members of the Board of Directors or to the individual director to whom it was addressed on a periodic basis. The Company does not have a policy with regard to directors’ attendance at the Annual Meeting of Shareholders. Five of the directors attended the 2010 Annual Meeting of Shareholders.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics may be obtained without charge upon written request to the Secretary, Unico American Corporation, 23251 Mulholland Drive, Woodland Hills, California 91364.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 8, 2011, the names and holdings of all persons who are known by the Company to own beneficially more than 5% of its outstanding common stock, its only class of outstanding voting securities, and the beneficial ownership of such securities held by each director, nominee for director, and all executive officers and nominees for director as a group. Unless otherwise indicated, the Company believes that each of the persons and entities set forth below has the sole power to vote and dispose of the shares listed opposite his or its name as beneficially owned by him or it.

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Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent Of Class

Certain Beneficial Owners
Erwin Cheldin (1) 23251 Mulholland Drive, Woodland Hills, CA 91364	2,352,545	44.1%

Schwartz Investment Counsel, Inc., and Schwartz Investment Trust, on behalf of its series Funds, Schwartz Value Fund, and Ave Maria Catholic Values Fund (2) 3707 W. Maple Rd., Suite 100, Bloomfield Hills, MI 48301	478,645	9.0%

Dimensional Fund Advisors LP (3) Palisades West, Building One 6300 Bee Cave, Austin TX 78746	488,804	9.2%

Executive Officers, Directors, and Nominees for Director	Amount Beneficially Owned	Percent Of Class
Erwin Cheldin (1)	2,352,545	44.1%
Cary L. Cheldin (1)	204,860	3.8%
Lester A. Aaron (1)	150,567	2.8%
George C. Gilpatrick (1)	104,717	2.0%
David A. Lewis	3,000	0.1%
Warren D. Orloff	0	0.0%
Donald B. Urfrig	25,000	0.5%
Terry L. Kinigstein	0	0.0%

All executive officers and director nominees as a group (8 persons)	2,840,689	53.3%

(1) Messrs. Erwin Cheldin, Cary L. Cheldin, Lester A. Aaron, and George C. Gilpatrick have agreed to vote all of the shares of common stock owned by them aggregating 2,812,689 shares or approximately 52.73% of the outstanding common stock so as to elect each of them to the Board of Directors and to vote on all other matters as they may agree. The agreement terminates upon the earlier of such time as the group owns less than 50% of the outstanding shares of the common stock of the Company or April 15, 2019. Because of his stock holdings, Erwin Cheldin may be deemed a “parent” (as defined in the Securities Exchange Act of 1934) of the Company.

(2) Per Schedule 13G dated February 7, 2011.

(3) Per Schedule 13G dated February 11, 2011.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Executive Compensation

Summary Compensation Table

The following table sets forth information for years ended December 31, 2010, and December 31, 2009, as to executive compensation paid to the principal executive officer and the Company’s two most highly compensated officers other than the principal executive officer, who were serving as executive officers as of the end of the last completed fiscal year.

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Name and Principal Position	Year	Salary	Bonus	All Other Compensation (1)	Total
		($)	($)	($)	($)

Cary L. Cheldin (2) (3)	2010	315,620	35,000	66,777	417,397
President and Chief Executive Officer	2009	307,646	43,000	69,722	420,368

Lester A. Aaron (3)	2010	239,030	35,000	59,501	333,531
Treasurer and Chief Financial Officer	2009	224,872	43,000	63,053	330,925

Terry L. Kinigstein (3)	2010	200,676	13,000	53,674	267,350
Vice President, General Counsel and Secretary	2009	196,675	15,000	45,282	256,957

(1) See “All Other Compensation” table below.

(2) Cary L. Cheldin was named President and Chief Executive Officer of the Company effective April 1, 2009 upon the retirement of Erwin Cheldin on April 1, 2009. Prior thereto Mr. Cary L. Cheldin was Executive Vice President of the Company.

(3) Each of Messrs. Cary L. Cheldin, Lester A. Aaron and Terry L. Kinigstein serves in his present office pursuant to an employment agreement with the Company. The employment agreement of Cary L. Cheldin was amended on March 24, 2010, to extend the end of the term of the Agreement from December 31, 2013 to December 31, 2014. The employment agreements of Mr. Lester A. Aaron and Mr. Terry L. Kinigstein were also amended on March 24, 2010 to extend the end of the term of each of their Agreements from December 31, 2011 to December 31, 2012.

All Other Compensation

The table below summarizes All Other Compensation paid or earned by the named executive officers for the years ended December 31, 2010, and December 31, 2009.

Name	Year	Perquisites and Other Personal Benefits (1)	Contribution to Profit Sharing Plan (2)	Contribution to Money Purchase Plan (3)	Total
		$	$	$	$

Cary L. Cheldin	2010	22,677	19,600	24,500	66,777
	2009	20,722	34,500	14,500	69,722

Lester A. Aaron	2010	15,401	19,600	24,500	59,501
	2009	14,053	34,500	14,500	63,053

Terry L. Kinigstein	2010	15,401	17,010	21,263	53,674
	2009	14,053	31,229	—	45,282

(1) Represents payments for health insurance.

(2) Represents amounts contributed or accrued to the person’s account under the Company’s Profit Sharing Plan, all of which are vested. The Company’s Profit Sharing Plan has a March 31 fiscal year end (see “Retirement Plans”).

(3) Represents amounts contributed or accrued to the person’s account under the Company’s Money Purchase Plan, all of which are vested. The Company’s Money Purchase Plan has a March 31 fiscal year end (see “Retirement Plans”).

Employment Agreements

The Company has employment agreements with Cary L. Cheldin, Lester A. Aaron and Terry L. Kinigstein.

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Cary L. Cheldin - On March 17, 2008, the Company entered into an employment agreement with Cary L. Cheldin that became effective on December 15, 2007, with a term ending December 31, 2012. The employment agreement of Cary L. Cheldin was amended effective April 1, 2009, to indicate the change in his offices and responsibility and to extend the end of the term of the agreement from December 31, 2012 to December 31, 2013. On March 24, 2010 the employment agreement was amended again to extend the end of the term of the Agreement from December 31, 2013 to December 31, 2014. This agreement is terminable by the Company or Mr. Cheldin at any time upon written notice. Mr. Cheldin’s agreement provides for, among other things:

A minimum annual base salary of $297,400 which was increased by the March 24, 2010 amendment to no less than $315,000 as a result of the changes in his offices and responsibilities. The annual base salary is subject to increase from time to time at the discretion of the Board of Directors.

An annual bonus provided that the Company’s consolidated net income (prior to deductions for income taxes and current bonuses paid to all executive officers of the Company, including Mr. Cheldin, but after deducting discretionary bonuses paid to all employees) for the most recent four fiscal quarters ending prior to such payment date is equal to or greater than $4 million. The amount of the bonus is determined by the Board of Directors, in its discretion, but it is not to be less than $54,000, less any amounts paid as a discretionary bonus since the immediately preceding January. The agreement does not prevent the Board of Directors from electing, in its discretion, to grant a discretionary bonus in the event the net income goal of $4 million is not met.

Mr. Cheldin is entitled to employment benefits, including holidays, personal leave, sick leave, vacation, health insurance, disability insurance, life insurance, and pension plans as provided by the Company’s policies in effect from time to time. The disability insurance is required to be in an amount sufficient to provide compensation to Mr. Cheldin, if disabled, equal to 70% of the compensation that Mr. Cheldin would be entitled to under the agreement. Benefits cannot be reduced from those provided to Mr. Cheldin as of December 15, 2007. If the agreement is terminated by the Company for cause or by Mr. Cheldin for other than a breach by the Company, payments of base salary, bonus, and benefits shall cease. Mr. Cheldin is entitled only to payments of accrued but unpaid salary and vacation for periods or partial periods that occurred prior to the date of termination. Cause, as defined in the agreement, includes chronic alcohol or drug addiction by Mr. Cheldin, fraud or unlawful appropriation of any money or other assets or properties of the Company by Mr. Cheldin, a material breach by Mr. Cheldin of the terms of his employment agreement which is not cured within ten (10) days after the Company has given Mr. Cheldin written notice describing such material breach, the conviction of Mr. Cheldin of any felony involving moral turpitude or any other serious crime involving moral turpitude, Mr. Cheldin's gross moral turpitude relevant to his office or employment with the Company, and Mr. Cheldin's willful engagement in misconduct which is demonstrably and materially injurious to the Company.

If the agreement is terminated by the Company without cause or by Mr. Cheldin on account of a breach of the agreement by the Company, Mr. Cheldin is entitled to (a) immediate payment in full of his salary for the remainder of the term of the agreement, without discount or mitigation, (b) his bonus for the remainder of the term of the agreement (without giving effect to the termination), and (c) his benefits for the remainder of the term of the agreement (without giving effect to the termination).

The Company has the option to terminate the agreement if Mr. Cheldin becomes permanently disabled and is no longer able to perform the essential functions of his position with reasonable accommodation, provided that the Company has provided the required disability insurance benefit as part of his benefits. The agreement terminates on the death of Mr. Cheldin, which is not considered a termination by the Company without cause.

Lester A. Aaron - On March 17, 2008, the Company entered into an employment agreement with Lester A. Aaron that became effective on December 15, 2007 with a term ending December 31, 2010. The employment agreement of Lester A. Aaron was amended effective April 1, 2009, to extend the end of the term of the Agreement from December 31, 2010 to December 31, 2011 and on March 24, 2010, it was amended again to extend the end of the term of the Agreement from December 31, 2011 to December 31, 2012. This agreement is terminable by the Company or Mr. Aaron at any time upon written notice. Mr. Aaron’s agreement provides for, among other things:

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A minimum base salary of $199,500 which was increased by the March 24, 2010 amendment to no less than $237,000. The annual base salary is subject to increase from time to time at the discretion of the Board of Directors.

An annual bonus provided that the Company’s consolidated net income (prior to deductions for income taxes and current bonuses paid to all executive officers of the Company, including Mr. Aaron, but after deducting discretionary bonuses paid to all employees) for the most recent four fiscal quarters ending prior to such payment date is equal to or greater than $4 million. The amount of the bonus is determined by the Board of Directors, in its discretion, but it is not to be less than $49,500, less any amounts paid as a discretionary bonus since the immediately preceding January. The agreement does not prevent the Board of Directors from electing, in its discretion, to grant a discretionary bonus in the event the net income goal of $4 million is not met.

Mr. Aaron is entitled to employment benefits, including holidays, personal leave, sick leave, vacation, health insurance, disability insurance, life insurance, and pension plans as provided by the Company’s policies in effect from time to time. The disability insurance is required to be in an amount sufficient to provide compensation to Mr. Aaron, if disabled, equal to 70% of the compensation that Mr. Aaron would be entitled to under the agreement. Benefits cannot be reduced from those provided to Mr. Aaron as of December 15, 2007. If the agreement is terminated by the Company for cause or by Mr. Aaron for other than a breach by the Company, payments of base salary, bonus, and benefits shall cease. Mr. Aaron is entitled only to payments of accrued but unpaid salary and vacation for periods or partial periods that occurred prior to the date of termination. Cause, as defined in the agreement, includes chronic alcohol or drug addiction by Mr. Aaron, fraud or unlawful appropriation of any money or other assets or properties of the Company by Mr. Aaron, a material breach by Mr. Aaron of the terms of his employment agreement which is not cured within ten (10) days after the Company has given Mr. Aaron written notice describing such material breach, the conviction of Mr. Aaron of any felony involving moral turpitude or any other serious crime involving moral turpitude, Mr. Aaron's gross moral turpitude relevant to his office or employment with the Company, and Mr. Aaron's willful engagement in misconduct which is demonstrably and materially injurious to the Company.

If the agreement is terminated by the Company without cause or by Mr. Aaron on account of a breach of the agreement by the Company, Mr. Aaron is entitled to (a) immediate payment in full of his salary for the remainder of the term of the agreement, without discount or mitigation, (b) his bonus for the remainder of the term of the agreement (without giving effect to the termination), and (c) his benefits for the remainder of the term of the agreement (without giving effect to the termination).

The Company has the option to terminate the agreement if Mr. Aaron becomes permanently disabled and is no longer able to perform the essential functions of his position with reasonable accommodation, provided that the Company has provided the required disability insurance benefit as part of his benefits. The agreement terminates on the death of Mr. Aaron, which is not considered a termination by the Company without cause.

Terry L. Kinigstein - On April 1, 2009, the Company entered into an employment agreement with Terry L. Kinigstein that became effective on April 1, 2009 with a term ending December 31, 2011. On March 24, 2010, it was amended to extend the end of the term of the Agreement from December 31, 2011 to December 31, 2012. This agreement is terminable by the Company or Mr. Kinigstein at any time upon written notice. Mr. Kinigstein’s agreement provides for, among other things:

A minimum annual base salary of no less than $195,800 which was increased by the March 24, 2010 amendment to no less than $198,300. The annual base salary is subject to increase from time to time at the discretion of the Board of Directors.

An annual bonus provided that the Company’s consolidated net income (prior to deductions for income taxes and current bonuses paid to all executive officers of the Company, including Mr. Kinigstein, but after deducting discretionary bonuses paid to all employees) for the most recent four fiscal quarters ending prior to such payment date is equal to or greater than $4 million. The amount of the bonus is determined by the Board of Directors, in its discretion, but it is not to be less than $15,000, less any amounts paid as a discretionary bonus since the immediately preceding January. The agreement does not prevent the Board of Directors from electing, in its discretion, to grant a discretionary bonus in the event the net income goal of $4 million is not met.

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Mr. Kinigstein is entitled to employment benefits, including holidays, personal leave, sick leave, vacation, health insurance, disability insurance, life insurance, and pension plans as provided by the Company’s policies in effect from time to time. The disability insurance is required to be in an amount sufficient to provide compensation to Mr. Kinigstein, if disabled, equal to 70% of the compensation that Mr. Kinigstein would be entitled to under the agreement. Benefits cannot be reduced from those provided to Mr. Kinigstein as of April 1, 2009. If the agreement is terminated by the Company for cause or by Mr. Kinigstein for other than a breach by the Company, payments of base salary, bonus, and benefits shall cease. Mr. Kinigstein is entitled only to payments of accrued but unpaid salary and vacation for periods or partial periods that occurred prior to the date of termination. Cause, as defined in the agreement, includes chronic alcohol or drug addiction by Mr. Kinigstein, fraud or unlawful appropriation of any money or other assets or properties of the Company by Mr. Kinigstein, a material breach by Mr. Kinigstein of the terms of his employment agreement which is not cured within ten (10) days after the Company has given Mr. Kinigstein written notice describing such material breach, the conviction of Mr. Kinigstein of any felony involving moral turpitude or any other serious crime involving moral turpitude, Mr. Kinigstein's gross moral turpitude relevant to his office or employment with the Company, and Mr. Kinigstein's willful engagement in misconduct which is demonstrably and materially injurious to the Company.

If the agreement is terminated by the Company without cause or by Mr. Kinigstein on account of a breach of the agreement by the Company, Mr. Kinigstein is entitled to (a) immediate payment in full of his salary for the remainder of the term of the agreement, without discount or mitigation, (b) his bonus for the remainder of the term of the agreement (without giving effect to the termination), and (c) his benefits for the remainder of the term of the agreement (without giving effect to the termination).

The Company has the option to terminate the agreement if Mr. Kinigstein becomes permanently disabled and is no longer able to perform the essential functions of his position with reasonable accommodation, provided that the Company has provided the required disability insurance benefit as part of his benefits. The agreement terminates on the death of Mr. Kinigstein, which is not considered a termination by the Company without cause.

Option/SAR Grants and Stock Awards in Last Fiscal Year

No stock options, stock appreciation rights or stock awards were granted to any named executive officer during the year ended December 31, 2010.

Options/SAR Exercises and Stock Awards Vesting in Last Fiscal Year and Unexercised Options/SAR and Stock Awards at Fiscal Year End

No stock options or stock appreciation rights were exercised by, nor any stock award vested in favor of, any named executive officer during the year ended December 31, 2010; and no options, stock appreciation rights or stock awards were held by any named executive officer at December 31, 2010.

Omnibus Stock Plan

The Company’s 1999 Omnibus Stock Plan (the “1999 Plan”) that covered 500,000 shares of the Company’s common stock (subject to adjustment in the case of stock splits, reverse stock splits, stock dividends, etc.) was adopted by the Board of Directors in March 1999 and approved by shareholders on June 4, 1999. The 1999 Plan was terminated by its terms on March 15, 2009. As of that date, the only securities outstanding under the 1999 Plan were employee stock options covering an aggregate of 124,650 shares of common stock, all of which were fully exercisable. The termination of the 1999 Plan did not effect any of the outstanding stock options, all of which continue in full force and effect in accordance with their terms. None of the outstanding options are held by a named executive officer. The 1999 Plan is administered by the Board of Directors or a committee authorized by the Board of Directors, consisting of at least two directors each of whom is not an officer or employee of the Company and meeting the qualifications set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Presently, the 1999 Plan is being administered by the Board of Directors.

All outstanding options under the 1999 Plan will terminate upon consummation of (a) a dissolution of the Company or (b) in case no provision has been made for the survival, substitution, exchange, or other settlement of any outstanding option, stock appreciation rights and/or unvested stock issuances, a merger or consolidation of the Company with another corporation in which the shareholders of the Company immediately prior to the merger will own less than a majority of the outstanding voting securities of the surviving corporation after the merger, or a sale of all or substantially all of the assets and business of the Company to another corporation.

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Equity Compensation Plan Information

The following table shows the total number of outstanding options and shares available for other future issuance of options under the Company’s equity compensation plans as of December 31, 2010.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
1999 Omnibus Stock Plan (1)	36,773	$3.11	0

Equity compensation plans not approved by security holders:	0	0.00	0

Total	36,773	$3.11	0

(1) The 1999 Omnibus Stock Plan terminated by its terms on March 15, 2009. The termination of the 1999 Omnibus Stock Plan did not effect any of the outstanding stock options granted pursuant to the 1999 Omnibus Stock Plan, all of which continue in full force and effect in accordance with their terms.

Retirement Plans

Profit Sharing Plan

The Unico American Corporation Profit Sharing Plan covers Company employees who are at least 21 years of age and have been employed by the Company for at least two years are participants in this Plan. Pursuant to the terms of such Plan, the Company annually contributes for the account of each participant an amount equal to a percentage of the participant's eligible compensation as determined by the Board of Directors. Participants must be employed by the Company on the last day of the plan year to be eligible for contribution. Participants are entitled to receive distribution of benefits under the Plan upon retirement, termination of employment, death, or disability.

Money Purchase Plan

The Unico American Corporation Money Purchase Plan covers the present executive officers of the Company and an employee of a subsidiary of the Company. Pursuant to the terms of such Plan, the Company annually contributes to the account of each participant an amount equal to a percentage of the participant's eligible compensation as determined by the Board of Directors. However, amounts contributed to the Unico American Corporation Profit Sharing Plan will be considered first in determining the actual amount available under the Internal Revenue Service maximum contribution limits. Participants must be employed by the Company on the last day of the plan year to be eligible for contribution. Participants are entitled to receive distribution of benefits under the Plan upon retirement, termination of employment, death, or disability.

Report of the Audit Committee

Neither the following report of the Audit Committee nor any other information included in this Proxy Statement pursuant to Item 407(d)1-3 of Regulation S-K constitutes “soliciting material” and none of such information should be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference in any of those filings.

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Management is responsible for the Company’s financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP). The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or auditing or accounting procedures. We are not employees of the Company; and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, or that the Company’s independent accountants are in fact “independent.”

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2010, with the Company’s management.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, “Communication with Audit Committees,” as amended and as adopted by the PCAOB in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from KPMG LLP, the Company’s independent registered public accounting firm, required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

                                                                                                                      Members of the Audit Committee:

                                                                                                                      David A. Lewis

                                                                                                                      Warren D. Orloff

                                                                                                                      Donald B. Urfrig

RELATED PARTY TRANSACTIONS

The Company presently occupies approximately 46,000 square feet of an office building located at 23251 Mulholland Drive, Woodland Hills, California, under a master lease expiring March 31, 2012. Erwin Cheldin, the Company's former president and current director and principal stockholder, is the owner of the building. The Company signed an extension to the lease with a 4% increase in rent effective April 1, 2007. The lease provides for an annual gross rent of $1,066,990 from April 1, 2007, through March 31, 2012. In addition, the lease extension provides for two, five-year options with a rent increase of 5% for each option period. The Company believes that at the inception of the lease agreement and at each subsequent extension, the terms of the lease were at least as favorable to the Company as could have been obtained from non-affiliated third parties. The Company utilizes for its own operations approximately 100% of the space it leases.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive officers, directors, and greater than 10% beneficial owners are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2010, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were complied with.

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APPOINTMENT OF AUDITORS

KPMG LLP has served as the Company’s independent auditors since 1996. The Audit Committee has selected it to continue as the Company's auditors and to audit the books and other records of the Company for the year ending December 31, 2011. A representative of KPMG LLP is expected to attend the Annual Meeting of Shareholders. Such representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2010, and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal year ended December 31, 2010, were approximately $222,000. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2009, and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal year ended December 31, 2009, were approximately $204,000.

Audit Related Fees

The aggregate fees billed by KPMG LLP for professional services related to the audit of the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009, exclusive of the fees disclosed under the section audit fees above were $0.

Tax Fees

There were no services rendered or fees billed for tax compliance, consulting, or planning services by KPMG LLP for the year ended December 31, 2010, and for the year ended December 31, 2009.

All Other Fees

There were no services rendered or fees billed related to compliance and planning during the years ended December 31, 2010, and December 31, 2009.

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by KPMG, LLP.

ADOPTION OF THE 2011 INCENTIVE STOCK OPTION PLAN

On March 24, 2011, the Company’s Board of Directors unanimously adopted, subject to shareholder approval, the Company’s 2011 Incentive Stock Option Plan (the “Stock Option Plan”). The Stock Option Plan is not effective unless and until it has been approved by shareholders. The purpose of the Stock Option Plan is to attract and retain top-quality employees and provide them with an incentive to enhance shareholder return. Up to 200,000 shares of the Company’s common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to incentive stock options granted under the Stock Option Plan. The full text of the Stock Option Plan appears as Annex A of this Proxy Statement and the description of the Stock Option Plan herein is qualified in its entirety by reference to the text of the Stock Option Plan.

The Stock Option Plan is intended to replace the 1999 Omnibus Stock Option Plan, which terminated in accordance with its terms in March 2009. As of April 26, 2011, the Company had outstanding stock options to employees to purchase an aggregate 34,949 shares of Common Stock under the 1999 Stock Option Plan. No further options may be granted under 1999 Omnibus Stock Option Plan.

The closing sales price of the Company’s Common Stock as reported on the NASDAQ Stock market on April 26, 2011 was $9.65.

Approval under Nevada law of the proposal adopting the Stock Option Plan requires that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition of the proposal. Because abstentions and broker non-votes are not included in the determination of the number of shares cast in favor or in opposition of the proposal, abstentions and broker non-votes will have no legal effect on the vote.

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The Board of Directors recommends a vote “FOR” the adoption of the Stock Option Plan.

Description Of The Stock Option Plan

The 2011 Stock Option Plan provides for the grant of options to selected employees of the Company and its subsidiaries to purchase up to an aggregate of 200,000 shares of Common Stock. At present, there are approximately 8 persons eligible to participate in the Stock Option Plan. Except for an anticipated grant, following approval of the adoption of the Stock Option Plan by the shareholders, of options covering approximately 100,000 shares vesting over a ten-year period to an employee of a wholly-owned subsidiary of the Company who is not an executive officer, the amount of options to be granted to other persons is not presently determinable.

The Stock Option Plan will be administered by the Board of Directors or a committee of the Board. The administrator will have complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the Stock Option Plan. Options granted under the Stock Option Plan are intended to be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and will be designated as such.

The exercise price of options granted under the Stock Option Plan may not be less than the fair market value of the Company’s Common Stock on the date of grant. Fair market value will, as provided in the Stock Option Plan, be the closing price per share of Common Stock on the NASDAQ Stock market on the date of grant. The exercise price of an incentive stock option must be 110% of the fair market value of the stock if such option is granted to an employee who holds more than 10% of the total combined voting power of the Company voting securities.

In accordance with the rules under the Code for incentive stock options, the Stock Option Plan provides that incentive stock options granted to any particular employee under the Stock Option Plan may not “vest” for more than $100,000 in fair market value of the stock (measured on the grant date) in any calendar year. If incentive stock options granted to an optionee would vest for more than $100,000 in any calendar year, then such incentive stock options will be treated as non-statutory stock options.

In general, upon termination of employment of an optionee, all options granted to such person which were not exercisable on the date of such termination will immediately terminate, and any options that are exercisable on such termination date will be exercisable for a period of thirty (30) days (one year or such shorter period as determined by the administrator in the case of termination by reason of death or disability) following termination of employment.

Options may not be exercised more than ten years after the date of grant (five years after the date of grant if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the Stock Option Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. The exercise price under any option may be paid in cash, recourse notes or shares of Common Stock already owned or, in the case of a “net exercise,” covered by the option, as may be determined by the administrator. Under the Stock Option Plan, shares subject to canceled or terminated options are available for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events. The Stock Option Plan is effective for ten years, unless sooner terminated or suspended.

Under the Stock Option Plan, in the event of a Change of Control Event, the vesting of each Option shall (contingent upon the consummation of the Change of Control Event) be accelerated to a date prior to the effective time of the Change of Control Event as the Board shall determine (or if the Board shall not determine such a date, to the date that is five (5) business days prior to the effective time of the Change of Control Event) and all Options will terminate if not exercised at or prior to the effective time of the Change of Control Event. Alternatively, in the event of a Change of Control Event, the Board may provide that an option holder may not exercise his or her Option but will receive a payment, in such form as determined by the Board, equal in value to the excess, if any of (i) the value of the property that the option holder would have received upon the exercise of the Option following the acceleration of the vesting of the Option over (ii) the exercise price which would have been payable by the option holder in connection with such exercise. A "Change of Control Event" will be deemed to have occurred upon the consummation of (i) a sale of all or substantially all of the Company’s assets (other than to a wholly-owned subsidiary or subsidiaries of the Company) in one transaction or a series of related transactions, or (ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (iii) the direct or indirect acquisition by way of a tender or exchange offer by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company or (iv) the complete liquidation or dissolution of the Company.

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The Board may at any time amend, alter, suspend or discontinue the Stock Option Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform to the Stock Option Plan and options granted hereunder to the requirements of federal or other tax laws relating to such stock options. No amendment, alteration, suspension or discontinuance will require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that shareholder approval is advisable. However, no amendment will, without the approval of the shareholders of the Company, effectuate a change for which shareholder approval is required in order for the Plan to continue to qualify under Rule 16b-3 (while it is in effect) promulgated under the Securities Exchange Act or any successor rule thereto.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of incentive stock options granted under the Stock Option Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the Stock Option Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of incentive stock options are made under the Stock Option Plan.

Upon the grant or exercise of an incentive stock option, the grantee thereof will not recognize any income for regular federal income tax purposes. If a grantee exercises an incentive stock option and retains the shares received for at least two years after the date of grant of such option and at least one year from the date of the option exercise, any gain realized upon the subsequent sale of the shares will be characterized as long term capital gain. If a grantee disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant of such option or within one year after the date of exercise of such option, the disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the purchase price, or (2) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the grantee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long or short-term capital gain, depending on the length of time the optionee has held the stock from the date of exercise.

The exercise of an incentive stock option may subject a grantee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price of the shares is included in income for purposes of the alternative minimum tax, even though it is not included in taxable income for purposes of determining the regular tax liability of a grantee. Consequently, a grantee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. As the application of the alternative minimum tax is complex and depends on each person’s individual tax situation, a grantee should consult his or her own tax advisor in order to determine whether the exercise of an incentive stock option will subject the grantee to the alternative minimum tax.

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In general, there will be no federal income tax deduction allowed to the Company upon the grant, exercise, or termination of an incentive stock option, or upon the sale of shares acquired pursuant to the exercise of an incentive stock option. However, in the event of a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by a grantee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except for the matters set forth in the Notice of Annual Meeting of Shareholders and described in this Proxy Statement. Unless otherwise directed, all shares represented by proxy holders will be voted in favor of the proposals described in this Proxy Statement. If any other matters come before the Annual Meeting, the proxy holders will vote on those matters using their best judgment.

SHAREHOLDERS’ PROPOSALS

Shareholders desiring to exercise their right under the proxy rules of the Securities and Exchange Commission to submit proposals for consideration by the shareholders at the 2011 Annual Meeting are advised that their proposals must be received by the Company no later than December 30, 2011, for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting. If a shareholder intends to present a proposal at the 2011 Annual Meeting but does not seek inclusion of that proposal in the Proxy Statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by March 14, 2012.

ANNUAL REPORT TO SHAREHOLDERS

The Company's 2010 Annual Report on Form 10-K includes the Company’s consolidated balance sheets as of December 31, 2010 and 2009 and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity and cash flows for each of the years in the three year period ended December 31, 2010, and is included in the Annual Report of the Company being mailed to the shareholders along with this Proxy Statement. The Annual Report including Form 10-K is not to be considered a part of the soliciting material.

By Order of the Board of Directors,

        Cary L. Cheldin

        Chairman of the Board, President

        and Chief Executive Officer

        Woodland Hills, California

        April 28, 2011

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 26, 2011. The Proxy Statement and the Annual Report to Shareholders are available at http://materials.proxyvote.com/904607.

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Annex A

2011 INCENTIVE STOCK OPTION PLAN

OF

UNICO AMERICAN CORPORATION

1. Purpose

The purpose of this 2011 Incentive Stock Option Plan (“Plan”) is to secure for Unico American Corporation (the "Company") the benefits arising from stock ownership by and the grant of incentives to selected employees of the Company and its subsidiary corporations who are important to the success and the growth of the business of the Company, and to help the Company and its subsidiary corporations secure and retain the services of such persons.

2. Definitions

"Act" means the Securities Act of 1933, as amended.

“Business Day” means each day which is not a Saturday, Sunday or a day on which banking institutions in Los Angeles, California, are authorized or obligated by law or executive order to close.

"Board" means the Board of Directors of the Company.

"Change of Control Event" means (i) a sale of all or substantially all of the Company’s assets (other than to a wholly-owned subsidiary or subsidiaries of the Company) in one transaction or a series of related transactions, or (ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (iii) the direct or indirect acquisition by way of a tender or exchange offer by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company or (iv) the complete liquidation or dissolution of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

"Company" shall have the meaning set forth in Section 1 hereof.

"Common Stock" means shares of the Company's Common Stock, no par value.

"Exchange Act" means the Securities Exchange Act of1934, as amended.

"Fair Market Value" means (i) if the Common Stock is then listed on a national securities exchange, the Fair Market Value of a share of Common Stock shall be the closing sales price of the Common Stock on the day such value is determined on the principal securities exchange on which such stock is then listed, or if there is no reported sale on that day, the closing bid price on such exchange on that day or (ii) if the Common Stock is then publicly traded in the over-the-counter market, the mean between the closing bid and asked prices of the Common Stock in the over-the-counter market on the day such value is determined or, if no shares were traded that day, on the next preceding day on which there was such a trade, or (iii) if the Common Stock is not then separately quoted or publicly traded, the Fair Market Value of a share of Common Stock on the date such value is to be determined, shall be as determined in good faith by the Plan Administrator and in a manner consistent with the requirements of Section 409A of the Code.

"Grantee" means an employee of the Company or its subsidiary corporations to whom an Option is granted.

"Incentive Stock Option" means an option which is designated as an incentive stock option within the meaning of Section 422 of the Code and satisfies the requirements of that Section.

A-1

“Non-statutory Stock Option” means an option that does not qualify as an Incentive Stock Option.

"Option" means any right to purchase, at a price and for the Term fixed by the Plan Administrator in accordance with the Plan and subject to such other limitations and restrictions as the Plan Administrator may impose, the number of shares of Common Stock specified by the Plan Administrator.

"Option Agreement" means a written agreement in a form approved by the Plan Administrator to be entered into by the Company and the Grantee with respect to the grant of an Option under the Plan.

"Plan" means the 2011 Incentive Stock Option Plan of the Company, as set forth in this document.

"Plan Administrator" means the Board or any committee of the Board which is authorized to administer the Plan to the extent that such entity is carrying out its administrative functions under the Plan.

"Subsidiary" shall have the definition of a subsidiary corporation contained in Section 424 of the Code.

"Successor" means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Grantee.

"Term" means the period during which a particular Option may be exercised.

3. Effective Date of Plan

The Plan shall become effective on the date it is approved by the shareholders of the Company which must be within twelve months of the date that it was approved by the Board.

4. Administration of the Plan

(a) The Plan may be administered by the Board or by a committee of the Board. Any committee of the Board shall consist of solely of two (2) or more directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule16b-3 promulgated under the Exchange Act. Any committee shall serve at the pleasure of the Board and notwithstanding anything contained in the Plan, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Plan Administrator. If no committee is constituted, the Plan shall be administered by the Board.

(b) Any committee, if one be designated or constituted, shall adopt such rules of procedure as it may deem proper; provided, however, that it may only take action upon the agreement of a majority of the whole committee. Any action which the Board or any committee shall take through a written instrument signed by a majority of its members shall be as effective as though taken at a meeting duly called and held.

(c) The Board shall have the ultimate power and authority to interpret the Plan. To the extent the Board delegates to a committee of the Board authority to administer the Plan, the Plan Administrator shall also have the authority to interpret the Plan. Subject to the provisions of the Plan, the Plan Administrator shall have plenary authority with respect to the Plan, including without limitation the authority to determine when and to whom Options shall be granted, the number of shares subject to each Option, the method and medium of payment, the vesting schedule, the terms and conditions of each Option and authority to accelerate the vesting of any or all outstanding Options.

(d) Determinations under the Plan need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing the Plan Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Agreements as to the persons to receive Options under the Plan.

5. Number and Source of Shares Subject to the Plan

(a) The stock issuable under the Plan shall be shares of authorized and unissued Common Stock which are not reserved for some other purpose. The maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 200,000 shares (subject to adjustment as provided in Section 9 hereof).

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(b) Shares of Common Stock as to which Options previously granted shall for any reason lapse shall be restored to the total number of shares available under the Plan. If the exercise price under an outstanding Option is paid, in whole or in part, with shares of Common Stock, then the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised and not by the net number of shares of Common Stock actually issued to the Grantee.

6. Eligibility Under the Plan

(a) The persons eligible to participate in the Plan are employees of the Company or one or more of its subsidiary corporations. Eligibility shall be determined by the Plan Administrator (subject to Section 6(b) below), and such determination shall be final and conclusive upon all persons.

(b) Employees are eligible to receive Incentive Stock Options. A Grantee who owns (as determined in accordance with Section422(b)(6) of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or one or more of its subsidiary corporations may only be granted an Incentive Stock Option if at the time such Incentive Stock Option is granted the Incentive Stock Option price is at least one hundred ten percent (110%) of the Fair Market Value of the shares subject to the Incentive Stock Option, and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

7. Stock Options

(a) General. Each Option shall be evidenced by an Option Agreement in a form approved by the Plan Administrator; provided, however, that each Option Agreement shall comply with the terms specified below and shall indicate therein that the Option evidenced thereby is intended to be an Incentive Stock Option.

(b) Date of Grant. The date of grant of an Option shall be the date specified by the Plan Administrator which date shall not be earlier than the date the Plan Administrator's action is final.

(c) Vesting. Notwithstanding any other provision of this Plan, Options granted for any particular Grantee under all incentive stock option plans of the Company and its subsidiaries may not "vest" for more than $100,000 in Fair Market Value of stock (measured on the grant dates(s)) in any calendar year. For purposes of the preceding sentence, an Option "vests" when it first becomes exercisable. If, by their terms, such incentive stock options taken together would vest to a greater extent than the foregoing vesting limit in a calendar year, the options or portions thereof that exceeds such limits (according to the order in which they were granted) shall be treated thereafter as Non-statutory Stock Options notwithstanding any contrary provisions of the applicable Option Agreement.

(d) Exercise of Options.

(i) The exercise price per share to be paid by the Grantee to the Company upon exercise of an Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The aggregate Option price shall be paid at the time of the exercise of the Option in full in cash, electronic funds transfer or by check made payable to the Company or, if permissible under applicable state law and in the discretion of the Plan Administrator, in installments or in part by a promissory note or notes of the Grantee bearing interest at such rate or rates as may be determined by the Plan Administrator. In the sole discretion of the Plan Administrator, payment of the aggregate Option price also may be made in whole or in part by (A) delivery of shares of previously acquired Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and having a Fair Market Value (determined as of the date such Option was exercised) equal to all or part of the aggregate Option price and, if and to the extent permissible and applicable, cash, electronic funds transfer or a check or note payable to the Company for any remaining portion of the aggregate Option price, or (B) a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept cash or other payment from the Grantee to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further that the shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (x) shares are used to pay the exercise price pursuant to a “net exercise,” (y) shares are delivered to the Grantee as a result of such exercise and (z) shares are withheld to satisfy tax withholding obligations or (C) any other form of legal consideration that may be acceptable to the Board.

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(ii) If requested by the Plan Administrator, prior to the acceptance of shares of Common Stock from the Grantee as provided in subparagraph (i) of this Section 7(d), the Grantee shall supply the Plan Administrator with written representations and warranties as to title thereto, including without limitation, a representation and warranty that the Grantee has good and marketable title to such shares free and clear of liens, encumbrances and any other third-party or community property interests (or a spousal consent to the use of such shares in the manner described in said subparagraph(i)).

(iii) The Plan Administrator, in its sole discretion, may permit a Grantee to elect to pay the Option price upon exercise of an Option by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of such Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Option price and any tax withholding resulting from such exercise.

(iv) Each Option shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Plan Administrator shall specify in the Option Agreement except that no Option granted hereunder shall be for a Term exceeding ten (10) years (or five (5) years as provided in Section 6(b) hereof). Options shall be exercised by delivering or mailing to the Company, Attention: Corporate Secretary:

(A) a notice, in the form prescribed by the Plan Administrator, specifying the number of shares to be purchased;

(B) the total consideration therefor, as specified in the Option Agreement relating thereto; and

(C) if required, the representation and agreement referred to in clause (iii)(A) of the first sentence of Section 12(b) hereof.

(v) Upon receipt of such notice and payment, the Company shall promptly deliver to the Grantee a certificate or certificates for the shares purchased, without charge to the Grantee for any issue or transfer tax.

(e) Transferability. All Options granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. Upon the exercise of an Option by the Grantee, the share certificate or certificates may, at the request of the Grantee, be issued in the Grantee's name and the name of another person as joint tenants with right of survivorship.

(f) Additional Provisions. An Option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Plan Administrator and shall include such provisions and conditions as may be necessary to qualify the Option as an Incentive Stock Option.

(g) Termination of Options. The unexercised portion of any Option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i) The expiration of more than ten years from the date on which such Option was granted;

(ii) The expiration of thirty days (or such shorter period as may be determined by the Plan Administrator upon the granting of an Option) from the date of termination (other than a termination described in Section 7(g)(iii) or Section 7(g)(iv)) below of the Grantee's employment with the Company or its subsidiary corporations provided that if the Grantee shall die during such thirty day (or shorter) period, the provisions of Section 7(g)(iii) below shall apply;

 (iii) The expiration of one year (or such shorter period as may be determined by the Plan Administrator upon the granting of an Option) following the date of the Grantee's death, if such death occurs during his or her employment with the Company or its subsidiary corporations;

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(iv) The expiration of one year (or such shorter period as may be determined by the Plan Administrator upon the granting of an Option) from the date of termination of the Grantee's employment with the Company or its subsidiary corporations, if such termination is attributable to a disability of the Grantee within the meaning of Section 22(e)(3) of the Code. The Plan Administrator shall have the right to determine whether the Grantee's termination is attributable to a disability of the Grantee within the meaning of Section 22(e)(3) of the Code, such determination of the Plan Administrator to be final and conclusive.

(v) Unless otherwise determined by the Plan Administrator upon the granting thereof, the date of termination of the Grantee's employment with the Company or its subsidiary corporations, if such termination constitutes or is attributable to a breach by the Grantee of an employment agreement with the Company or its subsidiary corporations or if the Grantee is discharged for cause (the Plan Administrator shall have the right to determine whether the Grantee has been discharged for cause and the date of such discharge, such determination of the Plan Administrator to be final and conclusive); and

(vi)  The expiration of such period of time or the occurrence of such event as the Plan Administrator in its sole discretion may provide upon the granting thereof.

(h) Shareholder Rights. No person shall have any rights of a shareholder by virtue of a grant of an Option except with respect to shares actually issued to that person upon the exercise thereof.

8. Right to Terminate Employment

Nothing contained in the Plan or in any Option granted pursuant to the Plan shall obligate the Company or its subsidiary corporations to continue to employ or engage any employee or in any other capacity with the Company, nor confer upon any employee any right to continue in the employ or in any other capacity with the Company or its subsidiary corporations nor limit in any way the right of the Company or its subsidiary corporations to amend, modify or terminate any person's compensation or employment at any time.

9. Adjustments

In the event that the shares of Common Stock subject to the Plan shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of a merger, consolidation, reorganization, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of stock shall be increased solely through the payment of a stock dividend, then appropriate and proportionate adjustments to reflect the foregoing events shall be made to the maximum number and/or kind of securities issuable under the Plan and to the number and/or kind of securities and exercise price per share in effect under the outstanding Options. In the event there shall be any other change in the number or kind of the outstanding shares of stock of the Company subject to the Plan, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, then if the Board, in its sole discretion, determines that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan or the terms, such adjustments shall be made in accordance with such determination.

Fractional shares resulting from any adjustment in Options pursuant to this Section 9 shall be eliminated. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be final and conclusive for all purposes of the Plan.

10. Acceleration of Vesting Upon Change in Control Event.

(a) As to any or all Grantees, in the event of a Change in Control Event, the vesting of each Option shall (contingent upon the effectiveness of the Change of Control Event) be accelerated to a date prior to the effective time of the Change of Control Event as the Board shall determine (or if the Board shall not determine such a date, to the date that is five (5) Business Days prior to the effective time of the Change of Control Event) and such Options will terminate if not exercised at or prior to the effective time of the Change of Control Event.

 (b) Notwithstanding the foregoing, in the event of a Change of Control Event, the Board may provide that a Grantee may not exercise his or her Option but will receive a payment, in such form as determined by the Board, equal in value to the excess, if any of (A) the value of the property that the Grantee of the Option would have received upon the exercise of the Option following the acceleration of the vesting of the Option over (B) any exercise price payable by such Grantee in connection with such exercise.

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(b) Notwithstanding the foregoing, in the event of a Change of Control Event, the Board may provide that a Grantee may not exercise his or her Option but will receive a payment, in such form as determined by the Board, equal in value to the excess, if any of (A) the value of the property that the Grantee of the Option would have received upon the exercise of the Option following the acceleration of the vesting of the Option over (B) any exercise price payable by such Grantee in connection with such exercise.

(c) An Option may be subject to additional acceleration of vesting and exercisability upon or after a Change of Control Event as may be provided in the Option Agreement for such Option.

11. Proceeds from Sale of Shares

Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

12. Termination, Suspension or Modification of Plan

(a) The Plan shall terminate ten (10) years from the date on which it is adopted by the Board. All Options, outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options.

(b) The Board may postpone any exercise of an Option for such time as the Board in its discretion may deem necessary or condition the exercise thereof in such manner as the Board may determine in order to permit the Company with reasonable diligence (i) to effect or maintain the listing of such shares on any securities exchanges, or (ii) to effect or maintain registration or qualification under the Act, or any applicable state statute, of the Plan or the shares issuable hereunder, or (iii) to determine in its sole discretion that the Plan and issuance of such shares are exempt from registration or qualification and in connection therewith to require (A) as a condition of the issuance of shares hereunder that the Grantee represent and agree in a form prescribed by the Company that such person is acquiring shares of Common Stock for investment and without a view to the distribution or resale thereof in violation of the Act and any applicable state securities law and (B) that the certificates evidencing such shares bear a legend setting forth such representation. The Company shall not be obligated by virtue of any Option Agreement or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares in violation of the Act or of the law of any state having jurisdiction thereof. Any such postponement shall not extend the Term of an Option; and neither the Company nor its directors or officers shall have any obligation or liability to the Grantee, or to the Grantee's Successor, with respect to any shares as to which the Option shall lapse because of such postponement.

(c) The Board may at any time terminate, suspend, or modify the Plan, except that the Board shall not, without the authorization of the holders of a majority of the shares entitled to vote with respect thereto, increase the aggregate number of shares covered by the Plan (other than through adjustment for changes in capitalization as hereinabove provided). No termination, suspension, or modification of the Plan shall adversely affect any right or obligation with respect to Options at the time outstanding under the Plan unless the Grantee (or his or her Successor) consents to such amendment or modification; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided in Section 9 shall not adversely affect any such right. In addition, certain amendments may require shareholder approval pursuant to applicable laws and regulations. Subject to the foregoing provisions of this Section 12, the Board expressly reserves the right, in its sole determination, to amend or modify the terms and provisions of the Plan and of any outstanding Options thereunder to the extent necessary to qualify any or all Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under the Code or any amendment thereto or other statutes or regulations which become effective after the effective date of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that, following the effective date of the Plan, the Board determines that any Option may be subject to Section 409A of the Code, the Board may adopt such amendments to the Plan and the applicable Option Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Option from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Option, or (2) comply with the requirements of Section 409A of the Code.

13. Regulatory Approvals

The implementation of the Plan, the granting of any Options under the Plan and the issuance of any shares of Common Stock upon the exercise of any Option shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan and/or the Options granted under the Plan and the shares of Common Stock issued pursuant to the foregoing.

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PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF UNICO AMERICAN CORPORATION

The undersigned hereby constitutes and appoints LESTER A. AARON and CARY L. CHELDIN, and each of them, with full power of substitution, the proxies of the undersigned to represent the undersigned and vote all shares of common stock of UNICO AMERICAN CORPORATION (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the Hilton Garden Inn at 24150 Park Sorrento, Calabasas, California 91302, on May 26, 2011, at 2:00 p.m. local time and at any adjournments thereof, with respect to the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, in the following manner.

 1.  ELECTION OF DIRECTORS             ð   FOR all nominees listed           ð WITHHOLD AUTHORITY

                                                                            (except as marked to the                    to vote all nominees listed below

                                                                             contrary below)

ERWIN CHELDIN, CARY L. CHELDIN, LESTER A. AARON, GEORGE C. GILPATRICK,

TERRY L. KINIGSTEIN, DAVID A. LEWIS, WARREN D. ORLOFF, DONALD B. URFRIG

 INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,

 STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST ABOVE.

2.   ð  FOR           ð AGAINST          ð  ABSTAIN          ADOPTION OF THE 2011 INCENTIVE STOCK OPTION PLAN.

3.  IN ACCORDANCE WITH THEIR BEST JUDGMENT, with respect to any other matters which may properly come before the meeting and any adjournment or adjournments thereof.

Please sign and date on reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. When this proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the choices specified herein. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

DATED:_______________________________________, 2011

__________________________________________________

(Signature)

__________________________________________________

(Signature if jointly held)

Please date and sign exactly as your name or names appear herein. If more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by its duly authorized officer or partner.

PLEASE COMPLETE, SIGN, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE